                                      THE
                                    HYPERION
                             TOTAL RETURN FUND, INC.





                                 Annual Report

                               November 30, 2002.




                                    [GRAPHIC]

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------




                                                               January 29, 2003


Dear Shareholder:

We welcome this opportunity to provide you with information about The Hyperion Total Return Fund, Inc. (the "Fund") for the fiscal year ended November 30, 2002. The Fund's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTR".


For the fiscal year ending November 30, 2002, shareholders realized a total investment return of 19.39%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.28 on November 30, 2002, the Fund had a dividend yield of 9.70%, which was 6.43% higher than the yield of the 5-year U.S. Treasury Note, and competitive with the yields of the other multi-sector bond funds in its category.


As of November 30, 2002, the Fund, inclusive of leverage, was managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 3.9 years, as measured on a net asset basis.


Description Of The Fund

The Fund is a diversified closed-end investment company. The Fund's investment objective is to provide shareholders with a high total return, including short and long-term capital gains, and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, Mortgage-Backed Securities ("MBS"), Asset-Backed Securities ("ABS"), and High Yield Corporate securities.


Market Environment

The economy limped through the second half of 2002. While economic growth has been positive, it has been the consumer that has been the main driver for the economy. The unemployment rate continued to drift higher in 2002, and consumer confidence has declined. Both of these forces present the economy with the risk of falling back into recession.


Against this backdrop of economic weakness, the Federal Reserve ("Fed") lowered the discount rate by 50 basis points to 1.25% on November 6, 2002--the lowest rate since 1958--clearly signaling a willingness to stimulate the economy through monetary policy without fear of any near-term inflationary impact. With capacity utilization low and the key European and Japanese economies also performing poorly, we agree that there is little to fear from inflation and believe that the prospect for an economic recovery is becoming better. On the fiscal side, the Bush administration's juggling of the Treasury and Economic Advisor positions indicates an imminent fiscal stimulus package is being discussed. We are hopeful that one of the changes in any proposal will be the elimination of the double taxation of dividends.


The stock and bond markets have had a relatively positive reaction to the actions of the Fed and the Bush administration. The "flight-to-quality" that had been evident during the early days of the summer has disappeared, and the yield on the 10-year Treasury has climbed to 4.21% from a low of 3.60% on September 30, 2002. The

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THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------


currency markets have also signaled their support, with the dollar holding its value against the Yen and Euro despite the cut in rates. This increase in confidence has spilled over into the Corporate market. After a year of financial scandals, growing distrust of corporate leaders, and questionable accounting, investors have begun to believe that the worst is over. As a result, corporations have returned to the market for debt issuance.

There are two events in the last six months that may have been the key to the change in market sentiment. The first was the deadline of August 14, 2002 for corporate officers to attest to the accuracy of financial statements. There was a sense that any impropriety would be revealed by that date and that there would be no more problems thereafter. The second was the purchase of Household by HSBC, which showed that at distressed levels it is possible for some assets--and entire companies--to become "too cheap" and grow to be attractive targets for savvy buyers. Since the announcement of the purchase, yield spreads on corporate bonds have been tightening.

Portfolio Strategy

The Fund's core exposures remain residential and commercial credit. While there have been recent rumblings in the press about a housing "bubble" and anecdotes about price declines in certain areas, we do not see any evidence of systematic home price distress that would materially impact the Fund's MBS holdings. In fact, the bulk of the Fund's MBS holdings are "seasoned" securities (issued before 2001), and, therefore, though the decline in interest rates has allowed many borrowers to refinance into lower rates, the resulting prepayments have benefited seasoned MBS. For these securities, prepayments have served to either improve their credit quality through "deleveraging" or have enabled those purchased at a discount to accrete toward par more quickly.


With the Fed clearly in the mode of keeping short term interest rates low for the foreseeable future, there are several themes that we believe are appropriate for the Fund. First, the low yields for cash investments and borrowing provide incentive to keep the Fund as fully invested and leveraged as possible for the first half of 2003. As a result, we have continued to lower and hedge our cost of financing for the leveraged portion of the Fund. Second, lower rates continue to make it attractive for homeowners to refinance, particularly into re-settable Adjustable Rate Mortgages (ARMs). As refinancings occur, MBS supply will remain high, which will mean that as MBS investors, we will be able to be more selective in the securities we purchase. Finally, we think that the Fed has set the stage for an economic recovery and, as such, we may look to slightly increase our exposure to the High Yield corporate bond sector. We have kept the High Yield Corporate exposure at less than 4% of net assets for the last year, and envision increasing that exposure to 5% to 6%.

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THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------


Conclusion

We remain committed to the Fund and its shareholders. As always, we will continue to actively seek out investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund's objectives. We welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Clifford E. Lai
------------------------------------
CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.




/s/ John H. Dolan
------------------------------------
JOHN H. DOLAN
Vice President,
The Hyperion Total Return Fund, Inc.
Chief Investment Officer,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2002

                                                                                            Principal
                                                        Interest                              Amount                 Value
                                                          Rate             Maturity           (000s)                (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 50.6%
U.S. Government Agency Collateralized
 Mortgage Obligations - 9.8%
 Federal Home Loan Mortgage Corporation
   Series 1675, Class KC .......................           6.50%            10/15/10    $        5,750@      $            6,199,414
   Series 1659, Class SD .......................           8.50+            01/15/09             1,503                    1,597,656
   Series 1565, Class L ........................           9.00+            08/15/08             1,311                    1,365,050
   Series 1604, Class MC .......................           9.00+            11/15/08             5,077@                   5,528,676
   Series 1604, Class SB .......................           9.00+            11/15/08               977                    1,060,305
   Series 1587, Class SK .......................           9.00+            10/15/08             1,857                    2,134,502
   Series 1587, Class SF .......................           9.29+            05/15/08               355                      363,160
                                                                                                             ----------------------
                                                                                                                         18,248,763
                                                                                                             ----------------------
 Federal National Mortgage Corporation
   Series 1997-1, Class B ......................           6.50             02/18/04             3,608@                   3,648,113
   Series 1998-W6, Class B3 ....................           7.09             10/25/28             2,167                    1,883,839
   Series 1993-170, Class SC ...................           9.00+            09/25/08             2,452                    2,620,620
   Series 1993-48, Class C .....................           9.50             04/25/08             1,133#                   1,239,598
                                                                                                             ----------------------
                                                                                                                          9,392,170
                                                                                                             ----------------------
Total U.S. Government Agency Collateralized
 Mortgage Obligations
       (Cost - $25,733,772) ....................                                                                         27,640,933
                                                                                                             ----------------------
U.S. Government Agency Pass - Through Certificates - 39.6%
 Federal Home Loan Mortgage Corporation
   Pool 645406 .................................           7.00             05/01/32             8,090@                   8,446,957
   Pool 645912 .................................           7.00             06/01/32             8,862@                   9,252,419
   Pool C53494 .................................           7.50             06/01/31             1,233@                   1,302,821
   Pool C48073 .................................           8.00             02/01/31               915                      976,438
   Pool C48075 .................................           8.00             02/01/31               403                      430,241
   Pool C55470 .................................           8.00             07/01/31             1,198@                   1,278,343
   Pool C56878 .................................           8.00             08/01/31             7,224@                   7,710,389
   Pool C56879 .................................           8.00             08/01/31             1,436@                   1,533,092
   Pool C58516 .................................           8.00             09/01/31             2,921@                   3,117,287
   Pool C59641 .................................           8.00             10/01/31             4,180@                   4,461,277
   Pool C55166 .................................           8.50             07/01/31             1,202@                   1,283,923
   Pool C55167 .................................           8.50             07/01/31             3,006@                   3,211,627
   Pool C55168 .................................           8.50             07/01/31             2,365@                   2,526,791
   Pool C55169 .................................           8.50             07/01/31             3,467@                   3,704,446
   Pool C57010 .................................           8.50             08/01/31             1,928@                   2,060,660
   Pool C58521 .................................           8.50             09/01/31               696                      743,793
   Pool C60422 .................................           8.50             10/01/31             1,037@                   1,107,904
   Pool C60423 .................................           8.50             10/01/31             2,554@                   2,729,199
   Pool C60424 .................................           8.50             10/01/31             1,074@                   1,147,640
                                                                                                             ----------------------
                                                                                                                         57,025,247
                                                                                                             ----------------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2002

                                                                                            Principal
                                                        Interest                              Amount                 Value
                                                          Rate             Maturity           (000s)                (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
 Federal National Mortgage Corporation
   649881 ......................................           6.00%            09/01/32       $     7,183@      $            7,348,767
   650162 ......................................           6.50             10/01/32             5,045@                   5,213,289
   652870 ......................................           6.50             10/01/32             4,938@                   5,103,400
   654917 ......................................           6.50             08/01/32            16,930@                  17,495,493
   642102 ......................................           7.00             05/01/32            10,725@                  11,197,721
   645913 ......................................           7.00             06/01/32             8,113@                   8,470,372
                                                                                                             ----------------------
                                                                                                                         54,829,042
                                                                                                             ----------------------
Total U.S. Government Agency Pass-Through Certificates
       (Cost - $111,522,920) ...................                                                                        111,854,289
                                                                                                             ----------------------
U.S. Treasury Obligation - 1.2%
   U.S. Treasury Notes
       (Cost - $3,699,063) .....................           4.38             08/15/12             3,500@                   3,543,750
                                                                                                             ----------------------
   Total U.S. Government & Agency Obligations
       (Cost - $140,955,755) ...................                                                                        143,038,972
                                                                                                             ----------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 26.5%
Housing Related Asset-Backed Securities - 20.4%
 125 Home Loan Owner Trust
   Series 1998-1a, Class M2 ....................           7.75             02/15/29             3,008                    3,138,663
 Access Financial Manufactured Housing Contract
  Trust
   Series 1995-1, Class B1 .....................           7.65+            05/15/21            10,060                    7,947,400
 Anthracite CDO I Ltd.
   Series 2002-CIBA, Class CFL* ................           2.67+            05/24/37             5,000                    4,745,315
   Series 2002-CIBA, Class D * .................           8.02             05/24/37             2,000                    2,080,312
                                                                                                             ----------------------
                                                                                                                          6,825,627
                                                                                                             ----------------------
 Chase Funding Mortgage Loan Asset-Backed
   Series 2000-1, Class IIM2 ...................           2.18+            02/15/30             4,000                    3,978,248
 Conseco Finance Advance Receivables
   Series 2002-B* ..............................           2.88+            05/16/08             2,500                    2,468,330
 Ditech Home Loan Owner Trust
   Series 1998-1, Class M2 .....................           7.64             06/15/29             2,969                    3,087,262
 First Franklin Mortgage Loan Trust
   Series 2001-FF2, Class M3 ...................           3.16+            11/25/31             5,000                    4,928,885
 Green Tree Financial Corp.
   Series 1998-3, Class A6 .....................           6.76             03/01/30             6,265@                   5,793,027
   Series 1998-8, Class M1 .....................           6.84             09/01/30             5,000                    3,300,000
   Series 1998-4, Class A7 .....................           6.87             02/01/30             2,797                    2,465,831
   Series 1997-6, Class A9 .....................           7.55             01/15/29             3,524                    3,020,007
                                                                                                             ----------------------
                                                                                                                         14,578,865
                                                                                                             ----------------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2002

                                                                                            Principal
                                                        Interest                              Amount                 Value
                                                          Rate             Maturity           (000s)                (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (continued)
 Green Tree Home Improvement Loan Trust
   Series 1996-f, Class HIM1 ...................           7.30%            11/15/27        $      256       $              260,880
 Saxon Asset Securities Trust
   Series 1998-1, Class MF1 ....................           7.05             12/25/27             2,342                    2,447,025
 Seneca Funding I Ltd.* ........................           4.17+            05/31/29             5,000                    4,500,000
 Vanderbilt Mortgage Finance, Inc.
   Series 2001-B, Class A5 .....................           6.96             09/07/31             2,000                    1,989,750
 Westgate Resorts
   Series 1998-aa, Class A2* ...................           8.26             07/15/13             1,487                    1,442,579
                                                                                                             ----------------------
Total Housing Related Asset-Backed Securities
       (Cost - $61,500,043) ....................                                                                         57,593,514
                                                                                                             ----------------------
Non-Housing Related Asset-Backed Securities - 4.1%
 Aerco Ltd.
   Series 2A, Class B2 .........................           2.43+            07/15/25             3,401                    2,958,992
 Global Rated Eligible Assets Trust
   Series 1998-A, Class A1*(c) .................           7.33             03/15/06             1,596                       15,962
 MBNA Credit Card Master Trust
   Series 2002-c7, Class C7 ....................           6.70             03/16/15             5,000                    5,084,375
 Structured Mortgage Asset Residential Trust
   Series 1997-2, Class A(c) ...................           8.24             03/15/06             2,313                       23,131
 Tobacco Settlement Financing Corp.
   Series 2001-A, Class A ......................           6.36             05/15/25             3,543                    3,451,104
                                                                                                             ----------------------
Total Non-Housing Related Asset-Backed
  securities
       (Cost - $15,837,543) ....................                                                                         11,533,564
                                                                                                             ----------------------
Franchise Securities - 2.0%
 FFCA Secured Lending Corp.
   Series 1998-1, Class A1B*(b) ................           6.73             07/18/13             4,500                    4,561,186
 Franchisee Loan Receivable Trust
   Series 1995-B, Class A* .....................           9.59+            01/15/11             1,795                    1,039,086
                                                                                                             ----------------------
Total Franchise Securities
       (Cost - $6,433,880) .....................                                                                          5,600,272
                                                                                                             ----------------------
Total Asset-Backed Securities
       (Cost - $83,771,466) ....................                                                                         74,727,350
                                                                                                             ----------------------
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 20.1%
 Banc of America Commercial Mortgage Inc.
   Series 2002-2, Class J ......................           6.30             07/11/43             3,854                    3,810,114
 Bear Stearns Commercial Mortgage Securities
   Series 1999-C1, Class F .....................           5.64             02/14/31             1,394                    1,158,649
   Series 1999-C1, Class D .....................           6.53             10/14/13             5,000                    5,171,750
   Series 2001-EPR, Class B* ...................           6.92             02/12/11             5,000@                   5,393,870
                                                                                                             ----------------------
                                                                                                                         11,724,269
                                                                                                             ----------------------

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2002

                                                                                            Principal
                                                        Interest                              Amount                 Value
                                                          Rate             Maturity           (000s)                (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
 Chase Commercial Mortgage Securities Corp.
   Series 2000-2, Class G ......................           6.65%            07/15/10        $    3,667       $            3,370,365
 Commercial Mortgage Asset Trust
   Series 1999-C1, Class C .....................           7.35             08/17/13             2,000                    2,255,018
 Commercial Mortgage Lease-Backed Certificate
   Series 2001-CMLB, Class A1* .................           6.75             06/20/31             2,855                    3,038,921
 First Chicago/Lennar Trust
   Series 1997-CHL1, Class D* ..................           8.11             05/25/08             3,000                    3,049,230
 GS Mortgage Securities Corp. II
   Series 2000-CCT, Class D* ...................           2.14+            12/15/09             2,720                    2,681,273
 JP Morgan Commercial Mortgage Finance Corp.
   Series 1999-C8, Class C .....................           7.45+            07/15/31             5,000                    5,634,385
 LB-UBS Commercial Mortgage Trust
   Series 2002-C2, Class l* ....................           5.68             07/15/35             5,300                    4,450,755
   Series 2001-C7, Class k* ....................           5.87             12/16/33             3,024                    2,446,334
                                                                                                             ----------------------
                                                                                                                          6,897,089
                                                                                                             ----------------------
 Merrill Lynch Mortgage Trust
   Series 2002-MW1, Class J* ...................           5.70             07/12/34             2,800                    2,243,483
 Mortgage Capital Funding, Inc.
   Series 1996-MC1, Class G*(b) ................           7.15             06/15/06             4,409                    4,342,728
 Nationslink Funding Corp.
   Series 1998-2, Class F* .....................           7.11             01/20/13             4,840                    4,644,914
 UBS 400 Atlantic Street Mortgage Trust
   Series 2002-C1A, Class B3 ...................           7.19             01/11/22             3,000                    3,232,470
                                                                                                             ----------------------
Total Commercial Mortgage Backed Securities
       (Cost - $53,302,899) ....................                                                                         56,924,259
                                                                                                             ----------------------
-----------------------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 35.4%
Subordinated Collateralized Mortgage Obligations - 35.4%
 ABN AMRO Mortgage Corp.
   Series 2002-1A, Class B3* ...................           5.64             06/25/32             1,320                    1,145,356
   Series 2002-1A, Class B4* ...................           5.64             06/25/32               792                      544,704
   Series 2002-1A, Class B5* ...................           5.64             06/25/32             1,325                      311,413
   Series 2001-2, Class B2 .....................           6.75             06/25/31               991                    1,015,809
                                                                                                             ----------------------
                                                                                                                          3,017,282
                                                                                                             ----------------------
 Bank of America Mortgage Securities, Inc.
   Series 2001-F, Class B6 .....................           5.50             11/25/31             2,051                      533,328
   Series 2001-4, Class 1B3 ....................           6.75             04/25/31             2,094                    2,144,122
   Series 2001-3, Class B3 .....................           7.00             04/25/31             1,995                    2,044,690
                                                                                                             ----------------------
                                                                                                                          4,722,140
                                                                                                             ----------------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2002

                                                                                            Principal
                                                        Interest                              Amount                 Value
                                                          Rate             Maturity           (000s)                (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED
 SECURITIES (continued)
 Cendant Mortgage Corp.
   Series 2001-1, Class B4 .....................           7.25%            01/18/30        $      425       $              429,909
   Series 2000-1, Class B7 .....................           7.25             01/18/30               121                       33,974
                                                                                                             ----------------------
                                                                                                                            463,883
                                                                                                             ----------------------
 Chase Mortgage Finance Corp.
   Series 2002-A1, Class B3 ....................           6.22             12/25/29               497                      458,580
   Series 1998-S4, Class B3 ....................           6.75             08/25/28             1,829                    1,859,812
   Series 1994-D, Class B3 .....................           6.75             02/25/25               407                      412,582
                                                                                                             ----------------------
                                                                                                                          2,730,974
                                                                                                             ----------------------
 Citicorp Mortgage Securities, Inc.
   Series 2002-7, Class B5 .....................           6.37+            06/25/32               436                      289,237
   Series 2002-7, Class B6 .....................           6.37+            06/25/32               437                      128,081
   Series 2002-6, Class B5 .....................           6.23             05/25/32               622                      385,354
   Series 2002-6, Class B6 .....................           6.23             05/25/32               622                      146,095
   Series 2002-6, Class B4 .....................           6.23             05/25/32               622                      528,129
   Series 2001-16, Class M .....................           5.92+            11/25/31             3,823@                   3,942,565
   Series 2001-16, Class B1 ....................           6.42+            11/25/31             1,471                    1,498,083
   Series 2001-16, Class B2 ....................           6.42+            11/25/31               882                      871,406
   Series 2001-16, Class B3 ....................           6.42+            11/25/31               441                      393,270
   Series 2001-16, Class B4 ....................           6.42+            11/25/31               441                      283,951
   Series 2001-16, Class B5 ....................           6.42+            11/25/31               442                      118,342
   Series 1997-2, Class B2 .....................           7.25             05/25/27             1,707                    1,751,665
   Series 1997-5, Class B2 .....................           7.25             11/25/27             1,942                    2,024,587
                                                                                                             ----------------------
                                                                                                                         12,360,765
                                                                                                             ----------------------
 Countrywide Alternative Loan Trust
   Series 1998-2, Class B3 .....................           7.00             05/25/28             1,042                      941,487
 Countrywide Funding Corp.
   Series 1994-5, Class A3A ....................           6.50             02/25/09               258                      216,119
   Series 1996-2, Class B4 .....................           7.75             09/25/26               308                      307,703
                                                                                                             ----------------------
                                                                                                                            523,822
                                                                                                             ----------------------
 DLJ Mortgage Acceptance Corp.
   Series 1995-T10, Class C* ...................          18.00             09/02/23               938                      786,994
 First Republic Mortgage Loan Trust
   Series 2000-FRB1, Class B3 ..................           1.88+            06/25/30             1,428                    1,341,393
 G3 Mortgage Reinsurance Ltd.
   Series 1, Class EH *(b) .....................          21.40+            05/25/08             6,449                    7,028,880
 GE Capital Mortgage Services, Inc.
   Series 1994-2, Class B5 .....................           6.00             01/25/09               311                      284,619
   Series 1994-10, Class M .....................           6.50             03/25/24             2,894                    2,954,478
   Series 1998-17, Class B3* ...................           6.75             10/25/28             3,234                    3,071,365
   Series 1994-17, Class B3* ...................           7.00             05/25/24               912                      923,335
   Series 1997-12, Class B5 ....................           7.00             12/25/27             2,121                    1,921,868

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2002

                                                                                            Principal
                                                        Interest                              Amount                 Value
                                                          Rate             Maturity           (000s)                (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED
 SECURITIES (continued)
   Series 1996-3, Class B3 .....................           7.00%            03/25/26        $    1,198       $            1,212,327
   Series 1996-9, Class B5(a) ..................           7.50             06/25/26               551                      502,557
                                                                                                             ----------------------
                                                                                                                         10,870,549
                                                                                                             ----------------------
 GMAC Mortgage Corp. Loan Trust
   Series 2002-J6, Class B2 ....................           6.25             10/25/32               974                      578,962
   Series 2002-J6, Class B3 ....................           6.25             10/25/32             1,298                      363,513
                                                                                                             ----------------------
                                                                                                                            942,475
                                                                                                             ----------------------
 Granite Mortgages Plc
   Series 2002-1, Class 1C .....................           3.14+            04/20/42             5,000                    5,000,000
 Headlands Mortgage Securities, Inc.
   Series 1997-4, Class B4 .....................           7.25             11/25/27             1,354                    1,423,411
 Independent National Mortgage Corp.
   Series 1995-Q, Class B1 .....................           7.50             11/25/25             2,341                    2,337,115
 Norwest Asset Securities Corp.
   Series 1998-2, Class B4 .....................           6.50             02/25/28               354                      322,904
   Series 1997-13, Class B4 ....................           6.75             09/25/27               194                      188,923
   Series 1999-26, Class B6 ....................           7.25             12/25/29               521                      199,929
                                                                                                             ----------------------
                                                                                                                            711,756
                                                                                                             ----------------------
 Paine Webber Mortgage Acceptance Corp.
   Series 1993-9, Class B1 .....................           7.00             10/25/23             2,829                    2,653,116
 PHH Mortgage Services Corp.
   Series 1997-6, Class B3* ....................           7.28+            11/18/27               898                      920,469
 Prudential Home Mortgage Securities
   Series 1996-5, Class B4* ....................           7.25             04/25/26               893                      909,623
   Series 1996-5, Class B5(a) ..................           7.25             04/25/26               726                      640,975
   Series 1996-5, Class B1 .....................           7.25             04/25/26             2,232                    2,261,117
                                                                                                             ----------------------
                                                                                                                          3,811,715
                                                                                                             ----------------------
 Residential Accredit Loans, Inc.
   Series 1998-QS5, Class B1* ..................           6.75             04/25/28             1,653                    1,679,338
   Series 1998-QS11, Class B1* .................           6.75             08/25/28             2,504                    2,493,104
                                                                                                             ----------------------
                                                                                                                          4,172,442
                                                                                                             ----------------------
 Residential Funding Mortgage Securities I,
  Inc.
   Series 1993-S49, Class B2 ...................           6.00             12/25/08               128                      129,217
   Series 1999-S12, Class M3 ...................           6.50             05/25/29             3,379                    3,502,592
   Series 1999-S13, Class M3 ...................           6.50             05/25/29             1,402                    1,446,923
   Series 2002-S7, Class B1 ....................           6.50             05/25/32               822                      723,759
   Series 2002-S7, Class B2 ....................           6.50             05/25/32               617                      382,223
   Series 2002-S7, Class B3 ....................           6.50             05/25/32               617                      178,859
   Series 1996-S8, Class B1 ....................           6.75             03/25/11               374                      383,151
   Series 1996-S5, Class B1 ....................           6.75             02/25/11               389                      395,959

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2002

                                                                                            Principal
                                                        Interest                              Amount                 Value
                                                          Rate             Maturity           (000s)                (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED
 SECURITIES (continued)
   Series 2001-S24, Class M3 ...................           6.75%            10/25/31        $    1,435       $            1,468,704
   Series 2001-S24, Class B1 ...................           6.75             10/25/31               820                      784,376
   Series 1997-S17, Class B3 ...................           7.00             11/25/27             2,856                    1,713,365
   Series 1996-S13, Class B3(a) ................           7.00             05/25/11               181                      151,927
   Series 1996-S13, Class B2 ...................           7.00             05/25/11               208                      212,489
   Series 2001-S5, Class M3 ....................           7.00             03/25/31             1,381                    1,421,830
   Series 2000-S3, Class B2 ....................           7.00             03/25/15               183                      184,598
   Series 1996-S17, Class B2 ...................           7.25             07/25/11               166                      169,674
   Series 1996-S17, Class B3(a) ................           7.25             07/25/11               166                      135,995
   Series 1995-S12, Class B2 ...................           7.25             08/25/10               215                      218,804
   Series 1997-S2, Class M2 ....................           7.50             01/25/27             1,541                    1,538,331
   Series 1997-S3, Class B2 ....................           7.50             02/25/27               413                      387,783
   Series 1997-S7, Class B1 ....................           7.50             05/25/27               999                      999,400
   Series 1997-S2, Class B2 ....................           7.50             01/25/27               727                      726,978
   Series 1995-S17, Class B3 ...................           7.50             12/26/25             1,191                      988,767
   Series 1996-S23, Class B2 ...................           7.75             11/25/26               480                      480,066
   Series 1996-S23, Class B1 ...................           7.75             11/25/26               644                      644,655
                                                                                                             ----------------------
                                                                                                                         19,370,425
                                                                                                             ----------------------
 Washington Mutual
   Series 2002-AR7, Class B4 ...................           5.60+            07/25/32             2,995                    2,597,508
   Series 2002-AR7, Class B6 ...................           5.60+            07/25/32             3,747                    1,123,955
   Series 2002-AR7, Class B5 ...................           5.60+            07/25/32             2,246                    1,586,416
                                                                                                             ----------------------
                                                                                                                          5,307,879
                                                                                                             ----------------------
 Wells Fargo Mortgage Backed Securities Trust
   Series 2002-10, Class B6 ....................           6.00             06/25/32               499                      164,524
   Series 2001-11, Class B5 ....................           6.25             05/25/31               281                      209,253
   Series 2001-26, Class B3 ....................           6.50             10/25/31             1,981                    2,016,787
   Series 2001-26, Class B4 ....................           6.50             11/25/31             1,239                    1,172,520
   Series 2001-26, Class B5 ....................           6.50             11/25/31               743                      564,487
   Series 2001-26, Class B6 ....................           6.50             11/25/31               991                      277,490
   Series 2001-24, Class B3 ....................           6.75             11/30/31             2,055                    2,104,310
   Series 2001-24, Class B4 ....................           6.75             11/25/31             1,284                    1,230,514
   Series 2001-24, Class B5 ....................           6.75             11/25/31               770                      592,758
   Series 2001-24, Class B6 ....................           6.75             11/25/31             1,028                      308,396
                                                                                                             ----------------------
                                                                                                                          8,641,039
                                                                                                             ----------------------
Total Subordinated Collateralized Mortgage
  Obligations
       (Cost - $89,557,781) ....................                                                                        100,080,011
                                                                                                             ----------------------
Total Non-Agency Residential Mortgage Backed
  Securities
       (Cost - $89,557,781) ....................                                                                        100,080,011
                                                                                                             ----------------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2002

                                                                                            Principal
                                                        Interest                              Amount                 Value
                                                          Rate             Maturity           (000s)                (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 4.0%
Airlines - 1.1%
 American Airline ..............................           8.61%            04/01/11        $    2,500       $            2,024,355
 Atlantic Coast Airlines Holdings, Inc.* .......           8.75             01/01/07               311                      299,839
 United Airlines ...............................           7.19             04/01/11               982                      717,071
                                                                                                             ----------------------
                                                                                                                          3,041,265
                                                                                                             ----------------------
Automotive - 0.1%
 Oshkosh Truck Corp. ...........................           8.75             03/01/08               250                      258,750
                                                                                                             ----------------------
Building Materials - 0.2%
 American Standard, Inc. .......................           7.38             02/01/08               250                      263,125
 NS Group, Inc. ................................          13.50             07/15/03               123                      123,923
 Ryerson Tull, Inc. ............................           9.13             07/15/06               250                      232,125
                                                                                                             ----------------------
                                                                                                                            619,173
                                                                                                             ----------------------
Chemicals - 0.1%
 Polyone Corp. .................................           8.88             05/01/12               250                      230,573
                                                                                                             ----------------------
Commercial Services - 0.0%
 Safety-Kleen Services, Inc.(d) ................           9.25             06/01/08               185                        3,700
                                                                                                             ----------------------
Entertainment - 0.1%
 Speedway Motorsports, Inc. ....................           8.50             08/15/07               250                      260,625
                                                                                                             ----------------------
Financial Services - 0.4%
 CIT Group Inc. ................................           7.75             04/02/12             1,000                    1,076,342
                                                                                                             ----------------------
Forest Products & Paper - 0.1%
 Pope And Talbot, Inc. .........................           8.38             06/01/13               250                      220,000
                                                                                                             ----------------------
Insurance - 0.1%
 Americo Life, Inc. ............................           9.25             06/01/05               200                      193,000
                                                                                                             ----------------------
Media - Broadcasting & Publishing - 0.1%
 Charter Communications Holdings ...............          10.25             01/15/10               250                      123,750
 CSC Holdings, Inc. ............................           8.13             08/15/09               250                      236,875
                                                                                                             ----------------------
                                                                                                                            360,625
                                                                                                             ----------------------
Miscellaneous - 0.0%
 Corn Products International Inc. ..............           8.25             07/15/07               100                       99,234
                                                                                                             ----------------------
Oil & Gas - 0.3%
 Forest Oil Corp. ..............................           8.00             06/15/08               250                      266,250
 Pioneer Natural Resource ......................           6.50             01/15/08               250                      252,427
 Plains All American Pipeline* .................           7.75             10/15/12               100                      104,000
 Pogo Producing Co. ............................           8.75             05/15/07               250                      265,000
                                                                                                             ----------------------
                                                                                                                            887,677
                                                                                                             ----------------------
Real Estate - 0.0%
 Senior Housing Trust (REIT) ...................           8.63             01/15/12               100                      100,500
                                                                                                             ----------------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2002

                                                                                            Principal
                                                        Interest                              Amount                 Value
                                                          Rate             Maturity           (000s)                (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS  (continued)
Retail Trade - 0.1%
 Southland Corp. ...............................           4.50%            06/15/04        $      100       $               95,500
 YUM! Brands Inc. ..............................           7.70             07/01/12               250                      261,875
                                                                                                             ----------------------
                                                                                                                            357,375
                                                                                                             ----------------------
Telecommunications - 0.9%
 AT&T Corp. ....................................           7.30             11/15/11             1,000                    1,020,000
 Motorola Inc. .................................           8.00             11/01/11             1,000                    1,020,000
 Rogers Cantel, Inc. ...........................           9.38             06/01/08               250                      236,250
 Telecorp PCS Inc. .............................          10.63             07/15/10               100                      106,500
                                                                                                             ----------------------
                                                                                                                          2,382,750
                                                                                                             ----------------------
Transportation - 0.0%
 Stena AB* .....................................           9.63             12/01/12               100                      102,500

Utilities: Electric - 0.4%
 El Paso Corp.* ................................           7.88             06/15/12             1,000                      670,000
 El Paso Electric Co. ..........................           8.90             02/01/06               500                      513,760
                                                                                                             ----------------------
                                                                                                                          1,183,760
                                                                                                             ----------------------
Total Corporate Obligations
       (Cost - $12,384,188) ....................                                                                         11,377,849
                                                                                                             ----------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST ONLY SECURITIES - 7.6%
 Bear Stearns Commercial Mortgage Securities
   Series 2001-TOP2, Class X2* .................           1.14+            04/15/11            74,184@                   4,262,166
 COMM
   Class 2001-J2A, Class E* ....................           3.74+            07/16/34            10,000                    2,676,060
 Commercial Capital Access One, Inc.
   Series 2001-A, Class T1 .....................           4.50             02/15/09            18,000                    4,581,540
 GS Mortgage Securities Corp. II
   Series 2001-ROCK, Class X1* .................           0.23+            06/01/11           260,700                    4,390,449
 Residential Funding Mortgage Securities I
   Series 2002-HS1, Class A ....................           7.00             07/25/04            33,673                    2,104,929
 Vendee Mortgage Trust
   Series 1997-2, Class IO .....................           0.06+            06/15/27           152,542                      269,084
 Wachovia Bank Commercial Mortgage Trust
   Series 2002-C2, Class IO1* ..................           0.14             11/15/34            87,341                    3,036,860
                                                                                                             ----------------------
Total Interest Only Securities
       (Cost - $21,106,056) ....................                                                                         21,321,088
                                                                                                             ----------------------
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2002

                                                                                                                     Value
                                                                                              Shares                (Note 2)
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 1.3%
 Duke Realty Investments, Inc., Series D, 7.38% (REIT) ............................               12,365        $         312,835
 Equity Office Properties Trust, Series B, 5.25% (REIT) ...........................               46,012                2,010,724
 Equity Residential Properties Trust, Series G, 7.25% (REIT) ......................               49,358                1,213,713
                                                                                                                -----------------
Total Preferred Stocks
       (Cost - $3,406,502).........................................................                                     3,537,272
                                                                                                                -----------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Principal
                                                        Interest                             Amount
                                                          Rate           Maturity            (000s)
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.1%
 Dated 11/27/02, with Morgan Stanley Dean Witter;
   proceeds: $3,200,578; collateralized by
   $3,985,000 FHLMC, 6.00%, due 11/15/30, value
   $3,266,765
       (Cost - $3,200,000)........................             1.30%       12/02/02        $       3,200                3,200,000
                                                                                                                -----------------
SHORT TERM INVESTMENTS - 0.0%
 U.S. Treasury Bills(e)
       (Cost - $99,916)...........................             1.20        12/19/02                  100                   99,937
                                                                                                                -----------------
Total Investments - 146.6%
       (Cost - $407,784,563)......................                                                                    414,306,738
Liabilities in Excess of Other Assets - (46.6)%                                                                      (131,738,304)
                                                                                                                -----------------
NET ASSETS - 100.0%...............................                                                              $     282,568,434
                                                                                                                =================
---------------------------------------------------------------------------------------------------------------------------------


@   -   Portion or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5).

+   -   Variable Rate Security: Interest rate is the rate in effect
        November 30, 2002.

*   -   Security exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) - Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.

(b) -   Private placement.

(c) -   These issuers are currently making only partial interest payments.

(d) -   Issuer is bankrupt: Bond is in default.

(e) -   Interest Rate represents effective yield.

#   -   Portion or entire principal amount is held in a margin account as collateral for open futures contracts (Note 7).

IO  -   Interest Only Security - Interest rate is based on the notional amount of the underlying mortgage pools.

REIT-   Real Estate Investment Trust

FHLMC   -   Federal Home Loan Mortgage Corporation

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities
November 30, 2002
--------------------------------------------------------------------------------


Assets:
Investments in securities, at market (cost $407,784,563) (Note 2)...................................    $     414,306,738
Cash................................................................................................              293,182
Interest receivable.................................................................................            3,060,806
Principal paydowns receivable.......................................................................              256,349
Unrealized appreciation on swap contracts (Note 7)..................................................              471,039
Receivable for variation margin.....................................................................               65,719
Prepaid expenses and other assets...................................................................                7,880
                                                                                                        -----------------
   Total assets.....................................................................................          418,461,713
                                                                                                        -----------------
Liabilities:
Reverse repurchase agreements (Note 5)..............................................................          135,329,176
Interest payable for reverse repurchase agreements (Note 5).........................................               80,220
Payable on open swap contracts......................................................................               80,910
Investment advisory fee payable (Note 3)............................................................              154,475
Distribution payable................................................................................               80,851
Administration fee payable (Note 3).................................................................               49,135
Accrued expenses and other liabilities..............................................................              118,512
                                                                                                        -----------------
   Total liabilities................................................................................          135,893,279
                                                                                                        -----------------
Net Assets (equivalent to $9.24 per share based on 30,586,887 shares issued and outstanding)........    $     282,568,434
                                                                                                        =================
Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6).........................................................    $         305,869
Additional paid-in capital (Note 6).................................................................          298,729,977
Accumulated undistributed net investment income.....................................................            1,431,913
Accumulated net realized loss.......................................................................          (24,545,319)
Net unrealized appreciation.........................................................................            6,645,994
                                                                                                        -----------------
Net assets applicable to capital stock outstanding..................................................    $     282,568,434
                                                                                                        =================

---------------
See notes to financial statements

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations
For the Year Ended November 30, 2002
--------------------------------------------------------------------------------


Investment Income (Note 2):
 Interest ..........................................................................................    $      32,248,736
 Dividends .........................................................................................              276,991
                                                                                                        -----------------
                                                                                                               32,525,727
                                                                                                        -----------------
Expenses:
  Investment advisory fee (Note 3)..................................................................            1,836,313
  Administration fee (Note 3).......................................................................              565,019
  Insurance.........................................................................................               90,403
  Custodian.........................................................................................               76,014
  Reports to shareholders...........................................................................               73,845
  Accounting and tax services.......................................................................               66,101
  Transfer agency...................................................................................               65,371
  Directors' fees...................................................................................               61,711
  Legal.............................................................................................               36,694
  Registration fees.................................................................................               57,113
  Miscellaneous.....................................................................................               45,963
                                                                                                        -----------------
   Total operating expenses.........................................................................            2,974,547
                                                                                                        -----------------
    Interest expense on reverse repurchase agreements (Note 5) .....................................            2,365,605
    Net interest expense on swaps (Note 2) .........................................................            1,115,489
                                                                                                        -----------------
   Total expenses...................................................................................            6,455,641
                                                                                                        -----------------
 Net investment income .............................................................................           26,070,086
                                                                                                        -----------------
Realized and Unrealized Gain (Loss) on Invesments (Notes 2 and 7):
Net realized loss on:
 Investment transactions ...........................................................................             (149,889)
 Swap contracts ....................................................................................           (1,601,538)
 Futures transactions ..............................................................................             (917,762)
                                                                                                        -----------------
Net realized gain (loss) on investments, swap contracts and
 futures transactions ..............................................................................           (2,669,189)
                                                                                                        -----------------
Net change in unrealized appreciation/depreciation on:
 Investments .......................................................................................            5,260,934
 Swap contracts ....................................................................................              299,742
 Futures ...........................................................................................              404,548
                                                                                                        -----------------
Net change in unrealized appreciation/depreciation on investments, swap contracts
 and futures .......................................................................................            5,965,224
                                                                                                        -----------------
Net realized and unrealized gain on investments, swap contracts
 and futures transactions ..........................................................................            3,296,035
                                                                                                        -----------------
Net increase in net assets resulting from operations................................................    $      29,366,121
                                                                                                        =================

---------------
See notes to financial statements

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets

                                                                                For the Year Ended       For the Year Ended
                                                                                 November 30, 2002        November 30, 2001
-----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting from Operations:
 Net investment income ....................................................    $          26,070,086    $          20,262,587
 Net realized loss on investments, swap contracts and futures transactions                (2,669,189)              (6,114,812)
 Net change in unrealized appreciation/depreciation on investments,
   swap contracts and futures transactions.................................                5,965,224               12,560,781
                                                                               ---------------------    ---------------------
Net increase in net assets resulting from operations.......................               29,366,121               26,708,556
                                                                               ---------------------    ---------------------
Dividends to Shareholders (Note 2):
 Net investment income ....................................................              (27,420,820)             (21,019,916)
                                                                               ---------------------    ---------------------
Capital Stock Transactions (Note 6):
 Net asset value of shares issued through dividend reinvestment
   (53,787 shares).........................................................                  500,857                       --
 Proceeds from sale of Fund shares in rights offering (7,644,525 shares)
   (Note 6)................................................................                       --               59,099,347
 Rights offering cost adjustment ..........................................                   16,696                       --
                                                                               ---------------------    ---------------------
 Net increase from capital stock transactions .............................                  517,553               59,099,347
                                                                               ---------------------    ---------------------
    Total increase in net assets ..........................................                2,462,854               64,787,987
Net Assets:
 Beginning of year ........................................................              280,105,580              215,317,593
                                                                               ---------------------    ---------------------
 End of year (including undistributed net
   investment income of $1,431,913 and $802,973, respectively).............    $         282,568,434    $         280,105,580
                                                                               =====================    =====================

---------------
See notes to financial statements

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Cash Flows
For the Year Ended November 30, 2002
--------------------------------------------------------------------------------


Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
 Interest received (including net amortization of $183,060) ........................................    $      34,629,611
 Interest expense paid .............................................................................           (3,618,582)
 Operating expenses paid ...........................................................................           (3,049,597)
 Purchases of short-term portfolio investments, net ................................................           (2,549,207)
 Purchases of long-term portfolio investments ......................................................         (256,444,428)
 Proceeds from disposition of long-term portfolio investments and principal paydowns ...............          247,136,157
 Net cash used for futures transactions ............................................................             (566,449)
                                                                                                        -----------------
Net cash provided by operating activities...........................................................           15,537,505
                                                                                                        -----------------
Cash flows provided by (used for) financing activities:
 Net cash provided by reverse repurchase agreements ................................................           11,393,991
 Decrease in rights offering costs .................................................................               16,696
 Cash dividends paid ...............................................................................          (26,839,112)
                                                                                                        -----------------
Net cash used for financing activities..............................................................          (15,428,425)
                                                                                                        -----------------
Net increase in cash................................................................................              109,080
Cash at beginning of year...........................................................................              184,102
                                                                                                        -----------------
Cash at end of year.................................................................................    $         293,182
                                                                                                        =================
Reconciliation of Net Increase in Net Assets Resulting from Operations to
 Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations................................................    $      29,366,121
                                                                                                        -----------------
 Increase in investments ...........................................................................           (8,301,864)
 Increase in net unrealized appreciation/depreciation on investments  ..............................           (5,560,676)
 Decrease in interest receivable ...................................................................              269,575
 Increase in variation margin receivable ...........................................................              (53,235)
 Decrease in other assets ..........................................................................              356,767
 Decrease in other liabilities .....................................................................             (539,183)
                                                                                                        -----------------
    Total adjustments ..............................................................................          (13,828,616)
                                                                                                        -----------------
Net cash provided by operating activities...........................................................    $      15,537,505
                                                                                                        =================

---------------
See notes to financial statements.

Noncash financing activities not included herein consist of reinvestment of dividends of $500,857.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Financial Highlights

                                                                          For the Year Ended November 30,
                                                -----------------------------------------------------------------------------------
                                                    2002              2001             2000              1999             1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .........   $         9.17    $         9.41   $         9.27    $        10.08   $        10.64
                                                -------------     -------------    -------------     -------------    -------------
Net investment income ......................             0.85              0.84             0.78              0.80             0.76
Net realized and unrealized gains (losses)
 on investments, short sales, futures
 transactions and swap contracts ...........             0.12              0.30             0.21             (0.90)           (0.61)
                                                -------------     -------------    -------------     -------------    -------------
Net increase (decrease) in net asset value
 resulting from operations .................             0.97              1.14             0.99             (0.10)            0.15
                                                -------------     -------------    -------------     -------------    -------------
Net effect of shares repurchased ...........               --                --               --*             0.03             0.04
                                                -------------     -------------    -------------     -------------    -------------
Dividends from net investment income .......            (0.90)            (0.87)           (0.85)            (0.74)           (0.75)
Offering costs charged to additional paid-
 in-capital ................................               --*            (0.09)              --                --               --
Dilutive effect of rights offering .........               --             (0.42)              --                --               --
                                                -------------     -------------    -------------     -------------    -------------
Net asset value, end of year ...............   $         9.24    $         9.17   $         9.41    $         9.27   $        10.08
                                                =============     =============    =============     =============    =============
Market price, end of year ..................   $       9.2800    $       8.5700   $       8.4375    $       7.3750   $       8.6900
                                                =============     =============    =============     =============    =============
Total Investment Return + ..................            19.39%            13.13%++         26.41%            -7.17%            1.23%
Ratios to Average Net Assets/Supplementary
 Data:
Net assets, end of period (000's) ..........   $      282,568    $      280,106   $      215,318    $      212,703   $      238,803
Operating expenses .........................             1.05%             1.11%            1.10%             1.08%            1.05%
Interest expense ...........................             1.23%             1.59%            1.87%             2.31%            2.39%
Total expenses .............................             2.28%             2.70%            2.97%             3.39%            3.44%
Net investment income ......................             9.23%             8.84%            8.50%             8.20%            7.27%
Portfolio turnover rate ....................               61%               43%              57%               72%              90%

---------------
+ Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan

++  Adjusted for assumed reinvestment of proceeds of rights offering

*   Rounds to less than .01
---------------
See notes to financial statements.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2002
--------------------------------------------------------------------------------


1. The Fund

The Hyperion Total Return Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutiional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 38% of the investments in securities held by the Fund at November 30, 2002) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2002
--------------------------------------------------------------------------------


option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may invest in swap agreements. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest expense. For the year ended November 30, 2002, such net payments made by the Fund amounted to $1,115,489. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of November 30, 2002.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2002
--------------------------------------------------------------------------------


Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3. Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. During the year ended November 30, 2002, the Advisor earned $1,836,313 in investment advisory fees.

The Advisor has entered into a Sub-Advisory Agreement with Pacholder Associates, Inc. ("Pacholder"). Under the terms of the agreement, Pacholder is to assist in managing the Fund's investments in High Yield Securities and to provide such investment research and advice regarding High Yield Securities as may be necessary for the operation of the Fund. For such services, the Advisor pays, out of its advisory fee, a monthly fee at an annual rate of 0.35% of the portion of the Fund's average weekly net assets that is invested in High Yield Securities.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Fund's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 2002, were $96,974,962 and $113,357,234, respectively. Purchases and sales of U.S. Government securities, excluding short-term securities, for the year ended November 30, 2002 were $159,414,534 and $136,099,459, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

5. Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2002
--------------------------------------------------------------------------------


an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2002, the Fund had the following reverse repurchase agreements outstanding:

                                                                                                                     Maturity
  Face Value                                               Description                                                Amount
 --------------   --------------------------------------------------------------------------------------------    -------------
$     2,623,000   UBS/Paine Webber, 1.34%, dated 11/18/02, maturity date 12/17/02.............................    $   2,625,831
      7,408,000   UBS/Paine Webber, 1.34%, dated 11/18/02, maturity date 12/17/02.............................        7,415,997
      4,286,000   UBS/Paine Webber, 1.34%, dated 11/18/02, maturity date 12/17/02.............................        4,290,627
      5,852,000   UBS/Paine Webber, 1.40%, dated 11/12/02, maturity date 12/17/02.............................        5,859,965
      2,460,000   Morgan Stanley, 1.38%, dated 11/12/02, maturity date 12/10/02...............................        2,462,640
      1,267,000   Morgan Stanley, 1.38%, dated 11/12/02, maturity date 12/10/02...............................        1,268,360
      1,246,000   Morgan Stanley, 1.38%, dated 11/12/02, maturity date 12/10/02...............................        1,247,337
      8,256,000   Morgan Stanley, 1.38%, dated 11/12/02, maturity date 12/10/02...............................        8,264,861
      3,595,000   Morgan Stanley, 1.39%, dated 11/13/02, maturity date 12/18/02...............................        3,599,858
      3,513,125   Merrill Lynch, 1.15%, dated 11/26/02, maturity date 12/03/02................................        3,513,911
     10,898,000   Lehman Brothers, 1.34%, dated 11/14/02, maturity date 12/12/02..............................       10,909,358
      3,004,000   Lehman Brothers, 1.34%, dated 11/14/02, maturity date 12/12/02..............................        3,007,131
      4,604,000   Lehman Brothers, 1.42%, dated 11/19/02, maturity date 12/20/02..............................        4,609,630
      3,120,000   Lehman Brothers, 1.37%, dated 11/21/02, maturity date 12/12/02..............................        3,122,493
     16,500,000   Lehman Brothers, 1.32%, dated 11/07/02, maturity date 12/11/02..............................       16,520,570
      3,598,000   Lehman Brothers, 1.37%, dated 11/21/02, maturity date 12/12/02..............................        3,600,875
      3,356,000   Lehman Brothers, 1.64%, dated 11/19/02, maturity date 12/20/02..............................        3,360,739
      1,114,000   Goldman Sachs, 1.35%, dated 11/13/02, maturity date 12/11/02................................        1,115,170
      1,075,000   Goldman Sachs, 1.35%, dated 11/13/02, maturity date 12/11/02................................        1,076,129
      2,000,000   Goldman Sachs, 1.35%, dated 11/13/02, maturity date 12/11/02................................        2,002,100
      1,246,000   Goldman Sachs, 1.35%, dated 11/13/02, maturity date 12/11/02................................        1,247,308
      1,246,000   Goldman Sachs, 1.35%, dated 11/13/02, maturity date 12/11/02................................        1,247,308
      7,162,000   Goldman Sachs, 1.35%, dated 11/14/02, maturity date 12/12/02................................        7,169,520
      8,969,000   Goldman Sachs, 1.35%, dated 11/21/02, maturity date 12/18/02................................        8,978,081
      8,189,000   Goldman Sachs, 1.35%, dated 11/21/02, maturity date 12/18/02................................        8,197,291
      5,068,000   Goldman Sachs, 1.35%, dated 11/14/02, maturity date 12/12/02................................        5,073,321
      4,961,000   Goldman Sachs, 1.35%, dated 11/14/02, maturity date 12/12/02................................        4,966,209
      4,859,000   Bear Stearns, 1.83%, dated 11/21/02, maturity date 12/19/02.................................        4,865,916
      3,854,000   Bear Stearns, 1.88%, dated 11/21/02, maturity date 12/19/02.................................        3,859,635
 --------------                                                                                                   -------------
$   135,329,125

                     Maturity Amount, Including Interest Payable..............................................    $ 135,478,171
                                                                                                                  -------------
                     Market Value of Assets Sold Under Agreements.............................................    $ 144,505,842
                                                                                                                  -------------
                     Weighted Average Interest Rate...........................................................             1.39
                                                                                                                  -------------


The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2002, was approximately $135,074,791 at a weighted average interest rate of 1.80%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $143,939,535 as of October 15, 2002, which was 33.26% of total assets.

6. Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 30,586,887 shares outstanding at November 30, 2002, the Advisor owned 11,112 shares.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2002
--------------------------------------------------------------------------------


The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Trust's shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

For the years ended November 30, 2002 and November 30, 2001 no shares have been repurchased. All shares repurchased have been retired. Since inception of the stock repurchase program 2,089,740 shares have been repurchased pursuant to this program at a cost of $18,605,505 and at an average discount of 13.18% from its net asset value.

The Fund issued to its shareholders of record as of the close of business on August 27, 2001 transferable rights to subscribe for up to an aggregate 7,644,525 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held at the subscription price $8.10 per share. During September 2001, the Fund issued, in total, 7,644,525 shares of Common Stock on exercise of such Rights. Rights offering costs of $515,977 and brokerage and deal-manager commissions of $2,322,025 were charged directly against the proceeds of the Offering. An adjustment of $16,696 related to such offering costs was credited to paid-in capital during the year ended November 30, 2002.

7. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the year ended November 30, 2002.

As of November 30, 2002, the following swap agreements were outstanding:

                                                                                                         Net Unrealized
                      Expiration                                                                          Appreciation/
Notional Amount          Date                                  Description                               (Depreciation)
 ----------------   -------------    ---------------------------------------------------------------    -----------------
$30,000,000            10/08/05      Agreement with Goldman Sachs Capital Markets, LP, dated 10/04/     $         248,691
                                     02 to pay semi-annually the notional amount multiplied by
                                     2.643% and to receive quarterly the notional amount multiplied by 3 month LIBOR.
$30,000,000            10/08/05      Agreement with Morgan Stanley Capital Services Inc., dated 10/               222,348
                                     04/02 to pay semi-annually the notional amount multiplied by
                                     2.675% and to receive quarterly the notional amount multiplied by 3 month LIBOR.
                                                                                                        -----------------
                                                                                                        $         471,039

                                                                                                        =================


As of November 30, 2002, the following futures contracts were outstanding:

Long:
  -----
                                                                                                                Unrealized
    Notional                                         Expiration        Value at            Value at            Appreciation/
     Amount                     Type                    Date          Trade Date      November 30, 2002       (Depreciation)
 ---------------     ---------------------------    -------------   -------------    -------------------    -------------------
$ 5,000,000         U.S. Treasury Bond             December 2002     $ 5,723,813         $ 5,459,375        $          (264,438)
 12,300,000         10 Yr. U.S. Treasury Note      December 2002      13,992,204          13,839,422                    (82,782)
                                                                                                            -------------------
                                                                                                            $          (347,220)
                                                                                                            ===================

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2002
--------------------------------------------------------------------------------


8. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

During the year ended November 30, 2002 the tax character of the $27,420,820 of distributions paid was from ordinary income.

At November 30, 2002 the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

            Undistributed Tax ordinary income                        $  1,431,913
                                                                     ============
            Tax basis capital loss carryover                         $(24,213,695)
            Less: Cumulative timing differences                          (633,610)
                                                                     ------------
             Accumulated capital loss                                $(24,847,305)
                                                                     ============
            Book basis unrealized appreciation/(depreciation)        $  6,645,994
            Plus: Cumulative timing differences                           301,986
                                                                     ------------
             Unrealized appreciation/(depreciation)                  $  6,947,980
                                                                     ============


The cumulative timing differences under tax basis capital loss carryover are due to post-October losses. The differences between book and tax basis unrealized appreciation/(depreciation) are primarily attributable to the mark-to-market of futures, and wash sales deferrals.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at November 30, 2002 was $407,829,797. Net unrealized appreciation was $6,476,941 (gross unrealized appreciation -- $20,407,714; gross unrealized depreciation -- $13,930,773). At November 30, 2002, the Fund had a capital loss carryforward of $24,213,695, of which $3,861,143 expires in 2006, $5,432,752 expires in 2007, $3,003,624 expires in 2008, $8,349,330 expires in
2009, and $3,566,846 expires in 2010, available to offset any future gains.

Capital Account Reclassification: For the year ended November 30, 2002, the Fund's undistributed net investment income was increased by $1,979,674 and accumulated net realized loss decreased by $15,858,227, with a cumulative offsetting decrease in paid-in-capital of ($17,837,901). These adjustments were primarily the result of capital losses expiring in fiscal year 2002, current year paydown reclassifications, and the reclassification of the character of dividends received from investments in real estate investment trusts.

9. Subsequent Events

Dividend:

The Fund's Board of Directors declared the following regular monthly dividends:

                           Dividend               Record       Payable
                           Per Share               Date          Date
                            ----------------    ----------    ----------
                           $0.0750             12/19/02      12/31/02
                           $0.0750             12/31/02      1/30/03


Change in sub-advisor: At a meeting held on January 15, 2003, the Directors of the Fund approved a change in sub-advisor from Pacholder Associates, Inc. to Seix Investment Advisors Inc. The change will result in an increase in the fees paid by the Advisor from an annual rate of 0.35% to 0.50% of the Fund's average weekly net assets and will be effective April 15, 2003, subject to shareholder approval.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of Independent Accountants
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of The Hyperion Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. (the "Fund") at November 30, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, NY
January 29, 2003

--------------------------------------------------------------------------------
                          TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------


The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 2002) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 3.84% of the Fund's distributions during the fiscal year ended November 30, 2002 were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 2002. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2003. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

--------------------------------------------------------------------------------
   The following tables provide information concerning the directors and officers of The Hyperion Total Return Fund, Inc. (the "Fund").

                             Position(s) Held                                                                       Number of
                             with Fund and                                                                          Portfolios in
                             Term of Office                       Principal Occupation(s)                           Fund Complex
Name, Address                and Length of                        During Past 5 Years and                           Overseen
and Age                      Time Served                          Other Directorships Held by Director              by Director
---------------------------------------------------------------------------------------------------------------------------------
Class I Nominee/Director to serve until 2003 Annual Meeting of Stockholders:

Robert F. Birch              Director, Member of The Audit        Director and/or Trustee of several investment           4
 c/o One Liberty Plaza,      Committee, Member of Nominating      companies (3) advised by Hyperion Capital
 New York, New York          and Compensation Committee and       Management, Inc. or by its affiliates (1998-
 10006-1404                  Member of Executive Committee        Present); Chairman and President, New America
                                                                  High Income Fund (1992-Present); Chairman of
Age 66                       Elected for Three Year Term/         the Board and Co-Founder, The China Business
                             Director Since December 1998         Group, Inc. (1996-Present); Director,
                                                                  Brandywine Funds (2) (2001 to Present).

                                                                  Formerly, Director and Strategic Planning
                                                                  Consultant, Dewe Rogerson, Ltd. (1994-1998)

Class II Director to serve until 2004 Annual Meeting of Stockholders:

Rodman L. Drake              Director, Member of the Audit        Director and/or Trustee of several investment           4
 c/o One Liberty Plaza,      Committee, Chairman of Nominating    companies (3) advised by Hyperion Capital
 New York, New York          and Compensation Committees          Management, Inc. (1989-Present); Co-founder,
 10006-1404                                                       Baringo Capital LLC (2002-Present); Director,
                             Elected for Three Year Term/         Animal Medical Center (2002-Present);
Age 60                       Director Since July 1989             Director, Hotelevision, Inc. (1999-Present);
                                                                  Chairman, Metro Cash Card International (1999-
                                                                  Present). Director, Parsons Brinckerhoff, Inc.
                                                                  (1995-Present); Director, Absolute Quality
                                                                  Inc. (2000-Present); Trustee of Excelsior
                                                                  Funds (33) (1994-Present).

                                                                  Formerly, President, Continuation Investments
                                                                  Group Inc. (1997-2001); Director, Alliance
                                                                  Group Services, Inc. (1998-2001); Co-Chairman
                                                                  of KMR Power Corporation (1993-1997);
                                                                  President, Mandrake Group (1993-1997).

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

--------------------------------------------------------------------------------

                             Position(s) Held                                                                       Number of
                             with Fund and                                                                          Portfolios in
                             Term of Office                       Principal Occupation(s)                           Fund Complex
Name, Address                and Length of                        During Past 5 Years and                           Overseen
and Age                      Time Served                          Other Directorships Held by Director              by Director
---------------------------------------------------------------------------------------------------------------------------------
Harry E. Petersen, Jr.       Director, Member of the Audit        Director and/or Trustee of several investment           4
 c/o One Liberty Plaza,      Committee, Member of Nominating      companies (3) advised by Hyperion Capital
 New York, New York          and Compensation Committees,         Management, Inc. or by its affiliates (1992-
 10006-1404                  Member of Executive Committee        Present).

Age 78                       Elected for Three Year Term/         Formerly, Senior Consultant to Cornerstone
                             Director Since October 1993          Equity Advisors, Inc. (1998-2001); Senior
                                                                  Consultant to Potomac Babson Inc. (1995-1998);
                                                                  Director of Equitable Real Estate Hyperion
                                                                  Mortgage Opportunity Fund, Inc. and Equitable
                                                                  Real Estate Hyperion High Yield Commercial
                                                                  Mortgage Fund, Inc. (1995-1997); Director of
                                                                  Lexington Corporate Properties, Inc. (1993-
                                                                  1997).

Class III Director to serve until 2005 Annual Meeting of Stockholders:

Lewis S. Ranieri*            Chairman, Elected Annually Since     Chairman and Chief Executive Officer of                 4
 c/o One Liberty Plaza,      June 2002                            Ranieri & Co., Inc. (since 1988); President of
 New York, New York                                               LSR Hyperion Corp., a general partner of the
 10006-1404                  Director, Member of Executive        limited partnership that is the general
                             Committee                            partner of Hyperion Partners L.P. ("Hyperion
Age 56                                                            Partners") (since 1988); Director and Chairman
                             Elected for Three Year Term/         of the Board of Hyperion Capital Management,
                             Director Since June 1989             Inc. (since June 2002); Director and Vice
                                                                  Chairman of the Board of Hyperion Capital
                                                                  Management, Inc. (from November 1998 through June
                                                                  2002); Director and Chairman of the Board of
                                                                  Hyperion Capital Management, Inc. (1989-November
                                                                  1998); Director and President of Hyperion Funding
                                                                  II Corp., the general partnership that is the
                                                                  general partner of Hyperion Partners II, L.P.
                                                                  (Hyperion Partners II); Chairman and President of
                                                                  various other direct and indirect subsidiaries of
                                                                  Hyperion Partners (since 1989) and Hyperion
                                                                  Partners II (since 1995); Chairman of the Board
                                                                  (1989-December 1998 and June 2002 through
                                                                  present) and/or Director (since 1989) of several
                                                                  investment companies (4) advised by Hyperion
                                                                  Capital Management, Inc. or by its affiliates.

                                                                  Formerly, Director and Chairman of Bank United
                                                                  Corp., and Director of Bank United (1988-
                                                                  2001); Director of Lend Lease Hyperion
                                                                  Mortgage Opportunity Fund, Inc. (formerly,
                                                                  Equitable Real Estate Hyperion Mortgage
                                                                  Opportunity Fund, Inc.) and Lend Lease
                                                                  Hyperion High Yield Commercial Mortgage Fund,
                                                                  Inc. (formerly, Equitable Real Estate Hyperion
                                                                  High Yield Commercial Mortgage Fund, Inc.)
                                                                  (1995-1999).


    --------
* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

--------------------------------------------------------------------------------

                             Position(s) Held                                                                       Number of
                             with Fund and                                                                          Portfolios in
Name, Address                Term of Office                       Principal Occupation(s)                           Fund Complex
and Age                      and Length of                        During Past 5 Years and                           Overseen
and Age                      Time Served                          Other Directorships Held by Director              by Director
---------------------------------------------------------------------------------------------------------------------------------
Leo M. Walsh, Jr.            Director, Chairman of the Audit      Director and/or Trustee of several investment           4
 c/o One Liberty Plaza,      Committee, Member of Nominating      companies (3) advised by Hyperion Capital
 New York, New York          and Compensation Committees          Management, Inc. or by its affiliates (1989-
 10006-1404                                                       Present); Financial Consultant for Medco
                             Elected for Three Year Term/         Health Solutions, Inc. (formerly, Merck-Medco
Age 70                       Director Since June 1989             Managed Care LLC) (1994-Present); Director of
                                                                  Lend Lease Hyperion Mortgage Opportunity Fund,
                                                                  Inc. (formerly, Equitable Real Estate Hyperion
                                                                  Mortgage Opportunity Fund, Inc.) and Lend
                                                                  Lease Hyperion High Yield CMBS Fund, Inc.
                                                                  (formerly, Equitable Real Estate Hyperion High
                                                                  Yield Commercial Mortgage Fund, Inc.) (1999-
                                                                  Present).

Class I Director to serve until 2003 Annual Meeting of Stockholders: Resigned as Director June 2002

Andrew M. Carter*            Director                             Vice-chairman, Hyperion Capital Management,             4
 c/o One Liberty Plaza,                                           Inc. (since June 2002); Chairman and Chief
 New York, New York          Elected for Three Year Term/         Executive Officer, Hyperion Capital
 10006-1404                  Director Since December 1998         Management, Inc. (November 1998-June 2002);
                                                                  Director of several investment companies (3)
Age 62                       Chairman                             advised by Hyperion Capital Management, Inc.
                             Elected Annually                     (1998-Present); Vice Chairman of The China
                             Since July 1998                      Business Group (1996-Present) and presently
                                                                  officer of four charitable boards: The New
                                                                  England Conservatory, The Loomis Chaffee
                                                                  School, The William E. Simon Graduate School
                                                                  of Business Administration at the University
                                                                  of Rochester, and The Big Brother Association
                                                                  of Boston.

Class III Director to serve until 2005 Annual Meeting of Stockholders: Resigned as Director June 2002

Patricia A. Sloan*           Vice President                       Consultant (2000-Present) and Managing                  4
 c/o One Liberty Plaza,                                           Director (1988-2000) of Ranieri & Co., Inc.;
 New York, New York          Elected for Three Year Term/         Secretary, Director and/or Trustee of several
 10006-1404                  Director Since February 1993         investment companies (3) advised by Hyperion
                                                                  Capital Management, Inc. or by its affiliates
Age 59                       Secretary                            (1989-2002); Director of Bank United Corp.,
                             Elected Annually/                    the parent of Bank United (1988-2001).
                             Since July 1989


Officers of the Fund

                                                 Term of Office and
Name, Address                Position(s) Held    Length of Time           Principal Occupation(s)
and Age                      with Fund           Served                   During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------
Lewis S. Ranieri*            Chairman            Elected Annually         Please see "Information Concerning Directors."
 c/o One Liberty Plaza,                          Since June 2002
 New York, New York
 10006-1404

Age 56


    --------
* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

--------------------------------------------------------------------------------

                                                 Term of Office and
Name, Address                Position(s) Held    Length of Time           Principal Occupation(s)
and Age                      with Fund           Served                   During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Clifford E. Lai*             President           Elected Annually         President (since November 1998) of Hyperion Capital
 c/o One Liberty Plaza,                          Since April 1993         Management, Inc. (March 1993-Present); President
 New York, New York                                                       (since June 1997) of Hyperion 2005 Investment Grade
 10006-1404                                                               Opportunity Term Trust, Inc. (Senior Vice President
                                                                          from April 1993 to June 1997); President (since
Age 49                                                                    October 1995) of The Hyperion Total Return Fund,
                                                                          Inc.; Director and Chairman of the Board (since
                                                                          October 2000) of the Lend Lease Hyperion High-Yield
                                                                          CMBS Fund, Inc. Formerly, President (December
                                                                          1999-October 2000) of the Lend Lease Hyperion
                                                                          High-Yield CMBS Fund, Inc.; Senior Vice President
                                                                          (November 1998-December 1999) of the Lend Lease
                                                                          Hyperion High-Yield Commercial Mortgage Fund, Inc;
                                                                          Senior Vice President (September 1995-November
                                                                          1998) of the Equitable Real Estate Hyperion
                                                                          High-Yield Commercial Mortgage Fund, Inc.

John Dolan*                  Vice President      Elected Annually         Chief Investment Strategist (1998-Present) and
 c/o One Liberty Plaza,                          Since March 1998         Chief Investment Officer (since 2002) of Hyperion
 New York, New York                                                       Capital Management. Formerly Managing Director at
 10006-1404                                                               Bankers Trust (1995-1997).

Age 49

Patricia A. Sloan*           Vice President      Elected Annually         Please see "Information Concerning Directors."
 c/o One Liberty Plaza,                          Since June 2002
 New York, New York
 10006-1404

Age 59

Thomas F. Doodian*           Treasurer           Elected Annually         Managing Director, Chief Operating Officer
 c/o One Liberty Plaza,                          Since February           (1998-Present) and Director of Finance and
 New York, New York                              1998                     Operations, Hyperion Capital Management, Inc.
 10006-1404                                                               (July 1995-Present). Treasurer of several investment
                                                                          companies advised by Hyperion Capital Management, Inc.
Age 43                                                                    (February 1998-Present).


-----------
* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

--------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

--------------------------------------------------------------------------------

                                                 Term of Office and
Name, Address                Position(s) Held    Length of Time           Principal Occupation(s)
and Age                      with Fund           Served                   During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Joseph Tropeano*             Secretary           Elected Annually         Director and Compliance Officer, Hyperion Capital
 c/o One Liberty Plaza,                          Since June 2002          Management, Inc. (1993-Present); Secretary and
 New York, New York                                                       Compliance Officer of several investment companies
 10006-1404                                                               advised by Hyperion Capital Management, Inc. (1994-
                                                                          Present); Secretary and Compliance Officer, Lend Lease
Age 41                                                                    Hyperion Capital Advisors, LLC (1995-Present);
                                                                          Secretary and Compliance Officer of Lend Lease
                                                                          Hyperion High-Yield CMBS Fund, Inc. (1998-Present).
                                                                          Formerly, Assistant Secretary and Compliance Officer,
                                                                          AIG Hyperion Inc. (1994-2002); Vice President and
                                                                          Compliance Officer, Hyperion Distributors, Inc. (1994-
                                                                          1998).


   The Fund's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

    --------
* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------



A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR       SUB-ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.          STATE STREET CORP.
One Liberty Plaza                          225 Franklin Street
165 Broadway, 36th Floor                   Boston, Massachusetts 02116
New York, New York 10006-1404
For General Information about the Fund:    CUSTODIAN AND FUND ACCOUNTING AGENT
(800) HYPERION
                                           STATE STREET CORP.
SUB-ADVISOR                                225 Franklin Street
                                           Boston, Massachusetts 02116
PACHOLDER ASSOCIATES. INC.
Towers of Kenwood                          INDEPENDENT ACCOUNTANTS
8044 Montgomery Road
Suite 480                                  PRICEWATERHOUSECOOPERS LLP
Cincinnati, Ohio 45236                     1177 Avenue of the Americas
                                           New York, New York 10036
TRANSFER AGENT
                                           LEGAL COUNSEL
AMERICAN STOCK TRANSFER & TRUST COMPANY
Investor Relations Department              SULLIVAN & WORCESTER LLP
59 Maiden Lane                             1666 K Street, Northwest
New York, NY 10038                         Washington, D.C. 20036
For Shareholder Services:
(800) 937-5449


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares of beneficial interest in the open market at prevailing market prices.

--------------------------------------------------------------------------------
Officers & Directors
--------------------------------------------------------------------------------


Lewis S. Ranieri
Chairman

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Clifford E. Lai
President

Patricia A. Sloan
Vice President

John Dolan
Vice President

Thomas F. Doodian
Treasurer

Joseph Tropeano
Secretary

* Audit Committee Members






      [Hyperion Logo]



This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund Shares.

       Hyperion Total Return Fund, Inc.
             One Liberty Plaza
         165 Broadway, 36th Floor
         New York, NY 10006-1404